UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File No. 811-08252
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CREDIT SUISSE EMERGING MARKETS FUND, INC.
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(Exact Name of Registrant as Specified in Charter)

Eleven Madison Avenue, New York, New York 10010
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(Address of Principal Executive Offices)           (Zip Code)

J. Kevin Gao, Esq.

Credit Suisse Emerging Markets Fund, Inc.

Eleven Madison Avenue

New York, New York  10010

Registrant’s telephone number, including area code: (212) 325-2000

Date of fiscal year end: October 31st

Date of reporting period: November 1, 2006 to October 31, 2007

Item 1. Reports to Stockholders.

CREDIT SUISSE FUNDS

Annual Report

October 31, 2007

■  CREDIT SUISSE
  EMERGING MARKETS FUND

The Fund's investment objectives, risks, charges and expenses (which should be considered carefully before investing), and more complete information about the Fund, are provided in the Prospectus, which should be read carefully before investing. You may obtain additional copies by calling 800-927-2874 or by writing to Credit Suisse Funds, P.O. Box 55030, Boston, MA 02205-5030.

Credit Suisse Asset Management Securities, Inc., Distributor, is located at Eleven Madison Avenue, New York, NY 10010. Credit Suisse Funds are advised by Credit Suisse Asset Management, LLC.

Investors in the Credit Suisse Funds should be aware that they may be eligible to purchase Common Class and/or Advisor Class shares (where offered) directly or through certain intermediaries. Such shares are not subject to a sales charge but may be subject to an ongoing service and distribution fee of up to 0.50% of average daily net assets. Investors in the Credit Suisse Funds should also be aware that they may be eligible for a reduction or waiver of the sales charge with respect to Class A, B or C shares (where offered). For more information, please review the relevant prospectuses or consult your financial representative.

The views of the Fund's management are as of the date of the letter and the Fund holdings described in this document are as of October 31, 2007; these views and Fund holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

Fund shares are not deposits or other obligations of Credit Suisse Asset Management, LLC ("Credit Suisse") or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse or any affiliate. Fund investments are subject to investment risk, including loss of your investment.

Credit Suisse Emerging Markets Fund
Annual Investment Adviser's Report
October 31, 2007 (unaudited)

December 3, 2007

Dear Shareholder:

Performance Summary
11/01/06 – 10/31/07

Fund and Benchmark	Performance
Common Class[1]	62.08%
Advisor Class[1]	63.22%
Class A1, 2	62.07%
MSCI Emerging Markets Free Index[3]	68.33%

The recent performance of the Fund was attributable to unusually favorable market conditions and may not be repeated or consistently achieved in the future. Performance for the Fund's Class A Shares is without the maximum sales charge of 5.75%.2

Market Review: Emerging Markets Continue to Outperform

For the 12-month period ended October 31, 2007, emerging markets performed very strongly. The relative outperformance of the asset class compared to developed markets was primarily driven by robust GDP and earnings growth, positive liquidity conditions and strong investor interest.

With the exception of Russia, BRIC markets (Brazil, Russia, India, China) showed the strongest gains overall. Additionally, materials, energy and industrials (particularly infrastructure-related segments) were the strong sector performers compared to the relatively subdued returns for information technology.

Further, while emerging markets were hard hit by the credit crunch in late August, the October Fed rate cuts fuelled a very sharp rebound to end the period.

Strategic Review and Outlook: Potential Future Valuation Bubble

Overweights and stock selection in Brazil (metals mining and energy) and Turkey (banks), as well as stock selection in Mexico (telecom and metals mining), were positive contributors to performance. The leading detractors to performance were China (selected property names and an overweight to banks), India (software, selected metals and materials) and Korea (banks and information technology).

We continue to maintain our positioning in Latin America, which favors Brazil on the basis of valuation and an unfolding domestic recovery in response to consistent monetary easing. In our opinion, Mexico is less attractive on valuation grounds and given its links to the US economy. However, we have added back into consumer stocks that have underperformed this year. Additionally, we

Credit Suisse Emerging Markets Fund
Annual Investment Adviser's Report (continued)
October 31, 2007 (unaudited)

maintain positions in smaller markets on stock-specific grounds and have further increased our underweight in Chile.

Though we have long held an overweight in Latin America versus Asia, we have generally been adding to the Asian markets over the past quarter, specifically Korea, China, Taiwan, Malaysia and Indonesia, where we maintain neutral to slightly overweight positions. The run-up in China-related H-shares (those listed on the Hong Kong Stock Exchange) has made China the biggest market in the global emerging markets universe (more than 17%). We believe this trend will continue given the outlook for domestic fund flows through QDII (qualified domestic institutional investment funds), the first of which began operations in 2006. Additionally, though we took some profits in India and are now underweight the market, we still anticipate significant earnings growth across a number of sectors.

In the Eastern Europe, Middle East and Africa (EMEA) region, Russia remains our top overweight given its attractive valuations, strong domestic growth and liquidity, and its relative underperformance to date. Turkey and Turkish banks in particular also are an overweight, as we believe interest rates are likely to come down significantly over the coming year. We are, however, watching the security situation on the Iraq-Turkish border closely. We remain underweight the smaller markets of Central Europe primarily due to valuation and liquidity barriers to accessing the more vibrant consumer and construction segments at a global level. Additionally, due primarily to a tightening rate cycle which continues to depress domestic stocks, we are underweight South Africa.

In our opinion, as we have seen in the sell-off in global markets sparked in August, emerging markets clearly could be vulnerable to sell-off stemming from any number of global sources including uncertainty over the US growth slowdown, additional negative news in credit markets, and geopolitical developments.

However, we believe the domestic growth and liquidity story in emerging markets remains very strong. China shows no real sign of slowdown and the growth outlook in many emerging markets has become increasingly resistant to global cyclical developments as domestic demand has become a more prominent growth driver in recent years. In many countries, substantial foreign exchange inflows have led to a build-up in domestic liquidity that has been equity-market positive.

Credit Suisse Emerging Markets Fund
Annual Investment Adviser's Report (continued)
October 31, 2007 (unaudited)

The Credit Suisse Emerging Markets Team

Neil Gregson
Annabel Betz
Matthew J.K. Hickman
Stephen Parr
Elizabeth H. Eaton

The Fund may involve a greater degree of risk than other funds that seek capital growth by investing in larger, more-developed markets. International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods; these risks are heightened for emerging-market investments.

In addition to historical information, this report contains forward-looking statements that may concern, among other things, domestic and foreign market, industry and economic trends and developments and government regulation and their potential impact on the Fund's investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future, and their impact on the Fund could be materially different from those projected, anticipated or implied. The Fund has no obligation to update or revise forward-looking statements.

On August 15, 2007, the Fund's Board approved, subject to shareholder approval, a plan of Liquidation, Dissolution and Termination whereby all the Fund's assets would be liquidated and the Fund would subsequently be dissolved. In light of the Board's decision, shares of the Fund are no longer being offered effective August 31, 2007.

At the shareholder meeting held on December 14, 2007, the plan of Liquidation, Dissolution and Termination was approved by shareholders.

Credit Suisse Emerging Markets Fund
Annual Investment Adviser's Report (continued)
October 31, 2007 (unaudited)

Comparison of Change in Value of $10,000 Investment in the
Credit Suisse Emerging Markets Fund1 Common Class shares, Advisor Class shares and the MSCI Emerging Markets Free Index3 for Ten Years.

Comparison of Change in Value of $10,000 Investment in the
Credit Suisse Emerging Markets Fund1 Class A shares2 and the
MSCI Emerging Markets Free Index3 from Inception (11/30/01).

Credit Suisse Emerging Markets Fund
Annual Investment Adviser's Report (continued)
October 31, 2007 (unaudited)

Average Annual Returns as of September 30, 20071

	1 Year	5 Years	10 Years	Since Inception
Common Class[4]	53.11%	33.24%	7.25%	8.36%
Advisor Class[4]	53.45%	33.32%	6.89%	8.03%
Class A Without Sales Charge	53.16%	32.99%	—	24.48%
Class A With Maximum Sales Charge	44.38%	31.41%	—	23.21%

Average Annual Returns as of October 31, 20071

	1 Year	5 Years	10 Years	Since Inception
Common Class[4]	62.08%	34.98%	10.88%	9.24%
Advisor Class[4]	63.22%	35.21%	10.57%	8.96%
Class A Without Sales Charge	62.07%	34.77%	—	26.44%
Class A With Maximum Sales Charge	52.75%	33.20%	—	25.17%

Returns represent past performance and include change in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. The current performance of the Fund may be lower or higher than the figures shown. Returns and share price will fluctuate, and redemption value may be more or less than original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance information current to the most recent month-end is available at www.credit-suisse.com/us

1  Fee waivers and/or expense reimbursements may reduce expenses for the Fund, without which performance would be lower. Waivers and/or reimbursements may be discontinued at any time.

2  Total return for the Fund's Class A shares for the reporting period, based on offering price (with maximum sales charge of 5.75%), was 49.95%.

3  The Morgan Stanley Capital International EMF (Emerging Markets Free) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. It is the exclusive property of Morgan Stanley Capital International Inc. Investors cannot invest directly in an index.

4  Inception date: 12/30/94.

Credit Suisse Emerging Markets Fund
Annual Investment Adviser's Report (continued)
October 31, 2007 (unaudited)

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section and which would result in higher total expenses. The following table is intended to help you understand your ongoing expenses of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The table is based on an investment of $1,000 made at the beginning of the six month period ended October 31, 2007.

The table illustrates your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expenses of owning different funds.

Credit Suisse Emerging Markets Fund
Annual Investment Adviser's Report (continued)
October 31, 2007 (unaudited)

Expenses and Value of a $1,000 Investment
for the six month period ended October 31, 2007

Actual Fund Return	Common Class	Advisor Class	Class A
Beginning Account Value 5/1/07	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/07	$1,375.40	$1,383.30	$1,375.40
Expenses Paid per $1,000*	$10.78	$9.91	$10.78
Hypothetical 5% Fund Return
Beginning Account Value 5/1/07	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/07	$1,016.13	$1,016.89	$1,016.13
Expenses Paid per $1,000*	$9.15	$8.39	$9.15
	Common Class	Advisor Class	Class A
Annualized Expense Ratios*	1.80%	1.65%	1.80%

*  Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year period, then divided by 365.

  The "Expenses Paid per $1,000" and the "Annualized Expense Ratios" in the tables are based on actual expenses paid by the Fund during the period, net of fee waivers and/or expense reimbursements. If those fee waivers and/or expense reimbursements had not been in effect, the Fund's actual expenses would have been higher.

For more information, please refer to the Fund's prospectus.

Credit Suisse Emerging Markets Fund
Annual Investment Adviser's Report (continued)
October 31, 2007 (unaudited)

SECTOR BREAKDOWN*

*  Expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Credit Suisse Emerging Markets Fund
Schedule of Investments
October 31, 2007

	Number of Shares	Value
COMMON STOCKS (92.5%)
Argentina (0.6%)
Energy Equipment & Services (0.6%)
Tenaris SA ADR	4,100	$220,580
TOTAL ARGENTINA		220,580
Austria (0.4%)
Energy Equipment & Services (0.4%)
C.A.T. oil AG*	6,264	167,550
TOTAL AUSTRIA		167,550
Brazil (8.1%)
Airlines (0.2%)
Gol-Linhas Aereas Inteligentes SA ADR	3,200	87,616
Banks (0.7%)
Unibanco - Uniao de Bancos Brasileiros SA GDR	1,600	252,864
Beverages (0.2%)
Companhia de Bebidas das Americas ADR	1,180	94,400
Diversified Telecommunication Services (0.6%)
Brasil Telecom Participacoes SA	7,978	238,464
Electric Utilities (1.2%)
Obrascon Huarte Lain Brasil SA	12,300	219,176
Terna Participacoes SA	13,500	263,839
		483,015
Food Products (0.3%)
Cosan SA Industria e Comercio	7,000	109,525
Oil & Gas (2.1%)
Petroleo Brasileiro SA - Petrobras ADR	9,600	798,624
Real Estate (0.6%)
PDG Realty SA Empreendimentos e Participacoes	14,400	219,348
Specialty Retail (1.7%)
B2W Compania Global do Varejo	6,900	372,387
Lojas Renner SA	8,800	217,458
Redecard SA*	4,191	86,725
		676,570
Transportation Infrastructure (0.5%)
Wilson Sons, Ltd. BDR*	15,443	191,739
TOTAL BRAZIL		3,152,165
China (10.0%)
Airlines (0.4%)
China Eastern Airlines Corporation, Ltd. Series H*	134,952	146,875

See Accompanying Notes to Financial Statements.

Credit Suisse Emerging Markets Fund
Schedule of Investments (continued)
October 31, 2007

	Number of Shares	Value
COMMON STOCKS
China
Banks (2.3%)
China Construction Bank Series H	373,500	$425,076
Industrial & Commercial Bank of China Series H	514,003	489,555
		914,631
Electrical Equipment (1.0%)
Dongfang Electrical Machinery Company, Ltd. Series H	42,500	380,460
Insurance (2.5%)
China Life Insurance Company, Ltd. Series H	86,800	580,475
Ping An Insurance Group Company, Ltd. Series H	29,000	405,532
		986,007
Metals & Mining (0.2%)
Maanshan Iron & Steel Company, Ltd. Series H	76,927	68,754
Oil & Gas (2.1%)
China Petroleum & Chemical Corp. Series H	148,100	235,793
PetroChina Company, Ltd. Series H	220,400	568,427
		804,220
Real Estate (1.5%)
Beijing Capital Land, Ltd. Series H	362,000	319,381
New World China Land, Ltd.	100	117
Shimao Property Holdings, Ltd.	69,000	248,364
		567,862
TOTAL CHINA		3,868,809
Egypt (1.4%)
Construction & Engineering (0.7%)
Orascom Construction Industries	3,000	275,230
Diversified Telecommunication Services (0.7%)
Telecom Egypt	69,000	247,691
TOTAL EGYPT		522,921
Hong Kong (6.7%)
Communications Equipment (0.3%)
Delta Networks, Inc.*	206,554	101,268
Oil & Gas (1.6%)
CNOOC, Ltd.	286,500	621,413
Real Estate (0.7%)
China Resources Land, Ltd.	34,900	86,836
Greentown China Holdings, Ltd.	93,000	198,858
		285,694

See Accompanying Notes to Financial Statements.

Credit Suisse Emerging Markets Fund
Schedule of Investments (continued)
October 31, 2007

	Number of Shares	Value
COMMON STOCKS
Hong Kong
Wireless Telecommunication Services (4.1%)
China Mobile, Ltd.	76,152	$1,586,246
TOTAL HONG KONG		2,594,621
Hungary (0.1%)
Oil & Gas (0.1%)
Falcon Oil & Gas, Ltd.*	33,800	20,284
TOTAL HUNGARY		20,284
India (6.4%)
Automobiles (0.4%)
Mahindra & Mahindra, Ltd.	8,700	168,034
Chemicals (1.2%)
Reliance Industries, Ltd.	6,600	469,772
Diversified Financials (0.8%)
ICICI Bank, Ltd. ADR	4,800	333,312
Diversified Telecommunication Services (0.8%)
Bharti Airtel, Ltd.*	11,375	294,778
Electrical Equipment (1.1%)
Bharat Heavy Electricals, Ltd.	6,180	412,376
Gas Utilities (0.7%)
Gail India, Ltd.	24,400	257,556
Industrial Conglomerates (0.7%)
Grasim Industries, Ltd.	2,960	280,432
IT Consulting & Services (0.7%)
Infosys Technologies, Ltd. ADR	5,100	259,794
TOTAL INDIA		2,476,054
Indonesia (2.1%)
Banks (1.2%)
PT Bank Central Asia	356,000	289,206
PT Bank Mandiri	471,314	198,756
		487,962
Wireless Telecommunication Services (0.9%)
PT Telekomunikasi Indonesia	278,500	334,357
TOTAL INDONESIA		822,319
Israel (0.7%)
Electronic Equipment & Instruments (0.2%)
Orbotech, Ltd.*	3,500	72,450
Pharmaceuticals (0.5%)
Teva Pharmaceutical Industries, Ltd. ADR	4,500	198,045
TOTAL ISRAEL		270,495

See Accompanying Notes to Financial Statements.

Credit Suisse Emerging Markets Fund
Schedule of Investments (continued)
October 31, 2007

	Number of Shares	Value
COMMON STOCKS
Kazakhstan (0.8%)
Oil & Gas (0.8%)
KazMunaiGas Exploration Production GDR	2,800	$75,600
KazMunaiGas Exploration Production GDR Rule 144A‡	9,300	251,100
TOTAL KAZAKHSTAN		326,700
Malaysia (2.3%)
Construction & Engineering (0.2%)
Muhibbah Engineering Berhad	55,950	65,731
Diversified Financials (0.7%)
AMMB Holdings Berhad	220,200	280,434
Hotels, Restaurants & Leisure (0.6%)
Resorts World Berhad	189,000	218,970
Industrial Conglomerates (0.8%)
IOI Corporation Berhad	143,800	328,071
TOTAL MALAYSIA		893,206
Mexico (5.1%)
Construction Materials (0.8%)
Cemex SA de CV ADR*	10,689	327,831
Household Durables (0.3%)
Consorcio ARA SA de CV	122,400	134,943
Metals & Mining (0.6%)
Grupo Mexico SA de CV Series B	23,649	214,103
Multiline Retail (0.4%)
Wal-Mart de Mexico SAB de CV ADR	3,800	153,520
Real Estate (0.5%)
Urbi Desarrollos Urbanos SA de CV*	51,305	198,448
Transportation Infrastructure (0.5%)
Grupo Aeroportuario del Pacifico SA de CV ADR	3,700	194,065
Wireless Telecommunication Services (2.0%)
America Movil SAB de CV ADR Series L	8,700	568,893
America Movil SAB de CV Series L	63,874	201,710
		770,603
TOTAL MEXICO		1,993,513
Russia (11.0%)
Banks (2.0%)
Sberbank RF	163,000	704,704
VTB Bank OJSC GDR*	8,553	82,381
		787,085

See Accompanying Notes to Financial Statements.

Credit Suisse Emerging Markets Fund
Schedule of Investments (continued)
October 31, 2007

	Number of Shares	Value
COMMON STOCKS
Russia
Electric Utilities (0.6%)
OGK-5	72,774	$12,514
RAO Unified Energy System of Russia*	176,700	215,873
TGK-5 JSC	2,402,234	2,402
		230,789
Industrial Conglomerates (1.1%)
Mining and Metallurgical Company Norilsk Nickel ADR	1,350	425,250
Metals & Mining (0.4%)
Evraz Group SA GDR	2,000	151,000
Oil & Gas (5.0%)
Gazprom	105,935	1,319,974
Gazprom ADR	3,350	167,484
Lukoil ADR	4,800	438,720
		1,926,178
Pharmaceuticals (0.2%)
Pharmstandard*	1,324	88,046
Wireless Telecommunication Services (1.7%)
Mobile Telesystems	18,500	254,783
OAO Vimpel Communications ADR	12,883	426,041
		680,824
TOTAL RUSSIA		4,289,172
South Africa (6.0%)
Banks (0.9%)
FirstRand, Ltd.	89,493	353,981
Construction & Engineering (0.6%)
Group Five, Ltd.	25,200	249,105
Construction Materials (0.5%)
Pretoria Portland Cement Company, Ltd.	24,863	180,377
Diversified Telecommunication Services (0.5%)
Telkom South Africa, Ltd.	7,400	201,299
Food Products (0.6%)
Tiger Brands, Ltd.	7,600	218,795
Insurance (0.3%)
Liberty Group, Ltd.	7,521	109,906
Metals & Mining (1.1%)
Anglo Platinum, Ltd.	2,400	410,869
Oil & Gas (0.5%)
Sasol	4,000	203,233
Wireless Telecommunication Services (1.0%)
MTN Group, Ltd.	20,900	404,986
TOTAL SOUTH AFRICA		2,332,551

See Accompanying Notes to Financial Statements.

Credit Suisse Emerging Markets Fund
Schedule of Investments (continued)
October 31, 2007

	Number of Shares	Value
COMMON STOCKS
South Korea (14.9%)
Banks (2.3%)
Kookmin Bank	4,540	$371,258
Shinhan Financial Group Company, Ltd.	4,908	320,658
Woori Finance Holdings Company, Ltd.	9,500	206,781
		898,697
Beverages (0.5%)
Hite Brewery Company, Ltd.	1,211	181,350
Building Products (0.8%)
KCC Corp.	400	296,109
Construction & Engineering (2.1%)
GS Engineering & Construction Corp.	2,510	531,770
Hyundai Development Co.	2,560	286,785
		818,555
Machinery (3.0%)
Daewoo Shipbuilding & Marine Engineering Company, Ltd.	4,300	273,130
Hyundai Heavy Industries Company, Ltd.	1,150	646,585
Pyeong San Company, Ltd.	3,700	239,595
		1,159,310
Metals & Mining (1.9%)
POSCO ADR	4,000	735,000
Multiline Retail (2.0%)
Hyundai Department Store Company, Ltd.	3,040	425,272
Shinsegae Company, Ltd.	450	354,556
		779,828
Semiconductor Equipment & Products (2.3%)
Samsung Electronics Company, Ltd.	1,470	906,399
TOTAL SOUTH KOREA		5,775,248
Taiwan (11.7%)
Banks (0.8%)
Chinatrust Financial Holding Company, Ltd.*	428,160	314,101
Chemicals (0.7%)
Formosa Plastics Corp.	93,000	288,665
Computers & Peripherals (1.0%)
Acer, Inc.	57,175	135,985
Wistron Corp.	120,505	242,710
		378,695
Construction Materials (1.2%)
Asia Cement Corp.	281,912	460,651
Diversified Financials (0.7%)
Yuanta Financial Holdings Company, Ltd.*	360,000	267,673

See Accompanying Notes to Financial Statements.

Credit Suisse Emerging Markets Fund
Schedule of Investments (continued)
October 31, 2007

	Number of Shares	Value
COMMON STOCKS
Taiwan
Diversified Telecommunication Services (0.0%)
Chunghwa Telecom Company, Ltd.	22	$42
Electronic Equipment & Instruments (2.7%)
Delta Electronics, Inc.	65,225	264,039
Hon Hai Precision Industry Company, Ltd.	89,936	689,503
InnoLux Display Corp.	20,796	97,487
		1,051,029
Food Products (1.1%)
Uni-President Enterprises Corp.	281,300	407,848
Insurance (0.8%)
Cathay Financial Holding Company, Ltd.	114,633	299,832
Metals & Mining (0.5%)
China Steel Corp.	144,534	205,179
Semiconductor Equipment & Products (2.2%)
MediaTek, Inc.	8,700	172,161
Novatek Microelectronics Corp., Ltd.	43,000	199,675
Taiwan Semiconductor Manufacturing Company, Ltd.	244,000	487,567
		859,403
TOTAL TAIWAN		4,533,118
Thailand (1.4%)
Banks (0.9%)
Kasikornbank Public Company, Ltd.	76,000	202,044
Siam City Bank Public Company, Ltd.	284,200	147,976
		350,020
Construction & Engineering (0.5%)
Italian - Thai Development Public Company, Ltd.*	780,000	204,267
TOTAL THAILAND		554,287
Turkey (2.8%)
Banks (2.0%)
Akbank T.A.S.	26,117	239,383
Turkiye Garanti Bankasi AS	33,058	305,847
Turkiye Is Bankasi Series C	32,600	223,587
		768,817
Commercial Services & Supplies (0.5%)
TAV Havalimanlari Holding AS*	21,329	197,014
Wireless Telecommunication Services (0.3%)
Turkcell Iletisim Hizmetleri AS	13,000	126,709
TOTAL TURKEY		1,092,540
TOTAL COMMON STOCKS (Cost $29,114,055)		35,906,133

See Accompanying Notes to Financial Statements.

Credit Suisse Emerging Markets Fund
Schedule of Investments (continued)
October 31, 2007

	Number of Shares	Value
PREFERRED STOCKS (7.8%)
Brazil (7.8%)
Banks (1.9%)
Banco Bradesco SA	9,400	$319,871
Banco Itau Holding Financeira SA	14,600	414,577
		734,448
Beverages (0.4%)
Companhia de Bebidas das Americas ADR	2,000	163,420
Diversified Telecommunication Services (0.4%)
Telemar Norte Leste SA Class A*	4,000	154,050
Industrial Conglomerates (0.6%)
Bradespar SA	7,700	241,220
Itausa - Investimentos Itau SA	474	3,583
		244,803
Metals & Mining (1.9%)
Companhia Vale do Rio Doce ADR	23,100	729,267
Oil & Gas (1.8%)
Petroleo Brasileiro SA - Petrobras ADR	7,200	688,536
Road & Rail (0.8%)
ALL America Latina Logistica	19,700	311,404
TOTAL PREFERRED STOCKS (Cost $1,553,399)		3,025,928
RIGHTS (0.0%)
Thailand (0.0%)
Diversified Telecommunication Services (0.0%)
True Corporation Public Company, Ltd. strike price THB 20.60, expires 04/03/08^ (Cost $0)	191,874	0
TOTAL INVESTMENTS AT VALUE (100.3%) (Cost $30,667,454)		38,932,061
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.3%)		(100,038)
NET ASSETS (100.0%)		$38,832,023

INVESTMENT ABBREVIATIONS

ADR = American Depositary Receipt
BDR = Brazilian Depositary Receipt
GDR = Global Depositary Receipt

*  Non-income producing security.

‡  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2007, these securities amounted to a value of $251,100 or 0.6% of net assets.

^  Not readily marketable security; security is valued at fair value as determined in good faith by, or under the direction of, the Board of Directors.

See Accompanying Notes to Financial Statements.

Credit Suisse Emerging Markets Fund
Statement of Assets and Liabilities
October 31, 2007

Assets
Investments at value (Cost $30,667,454) (Note 2)	$38,932,061
Foreign currency at value (cost $287,736)	287,941
Receivable for investments sold	1,949,594
Receivable from Advisor (Note 3)	744,179
Dividend and interest receivable	54,231
Prepaid expenses and other assets	7,953
Total Assets	41,975,959
Liabilities
Advisory fee payable (Note 3)	13,276
Administrative services fee payable (Note 3)	5,743
Distribution fee payable (Note 3)	1,660
Due to custodian	2,789,713
Payable for investments purchased	199,301
Deferred foreign tax liability (Note 2)	63,843
Directors' fee payable	10,269
Payable for fund shares redeemed	10,164
Other accrued expenses payable	49,967
Total Liabilities	3,143,936
Net Assets
Capital stock, $0.001 par value (Note 6)	1,362
Paid-in capital (Note 6)	54,540,480
Undistributed net investment income	96,861
Accumulated net realized loss on investments and foreign currency transactions	(24,010,832)
Net unrealized appreciation from investments and foreign currency translations	8,204,152
Net Assets	$38,832,023
Common Shares
Net assets	$35,532,802
Shares outstanding	1,244,962
Net asset value, offering price, and redemption price per share	$28.54
Advisor Shares
Net assets	$777,824
Shares outstanding	28,027
Net asset value, offering price, and redemption price per share	$27.75
A Shares
Net assets	$2,521,397
Shares outstanding	88,907
Net asset value and redemption price per share	$28.36
Maximum offering price per share (net asset value/ (1-5.75%))	$30.09

See Accompanying Notes to Financial Statements.

Credit Suisse Emerging Markets Fund
Statement of Operations
For the Year Ended October 31, 2007

Investment Income (Note 2)
Dividends	$926,498
Interest	17,408
Securities lending	18,207
Foreign taxes withheld	(89,622)
Total investment income	872,491
Expenses
Investment advisory fees (Note 3)	449,155
Administrative services fees (Note 3)	55,291
Distribution fees (Note 3)
Common Class	67,895
Class A	4,654
Transfer agent fees (Note 3)	75,906
Custodian fees	43,824
Printing fees (Note 3)	36,901
Registration fees	36,562
Legal fees	26,985
Audit and tax fees	24,311
Directors' fees	22,370
Interest expense (Note 4)	8,827
Insurance expense	1,940
Commitment fees (Note 4)	932
Miscellaneous expense	19,727
Total expenses	875,280
Less: fees waived (Note 3)	(191,452)
Net expenses	683,828
Net investment income	188,663
Net Realized and Unrealized Gain (Loss) from Investments and Foreign Currency Related Items
Net realized gain from investments (net of Thailand, India & Brazil Capital Gain Tax $6,051)	21,745,205
Net realized loss from foreign currency transactions	(86,199)
Net change in unrealized appreciation (depreciation) from investments	(3,780,447)
Net change in unrealized appreciation (depreciation) from foreign currency translations	(27,378)
Net realized and unrealized gain from investments and foreign currency related items	17,851,181
Net increase in net assets resulting from operations	$18,039,844

See Accompanying Notes to Financial Statements.

Credit Suisse Emerging Markets Fund
Statements of Changes in Net Assets

	For the Year Ended October 31, 2007	For the Year Ended October 31, 2006
From Operations
Net investment income	$188,663	$174,850
Net realized gain from investments and foreign currency transactions	21,659,006	8,189,774
Net change in unrealized appreciation (depreciation) from investments and foreign currency translations	(3,807,825)	2,137,988
Net increase in net assets resulting from operations	18,039,844	10,502,612
From Dividends
Dividends from net investment income
Common Class shares	(80,277)	(71,660)
Advisor Class shares	(4,267)	(4,938)
Class A shares	(4,949)	(1,066)
Net decrease in net assets resulting from dividends	(89,493)	(77,664)
From Capital Share Transactions (Note 6)
Proceeds from sale of shares	3,810,116	5,267,571
Reinvestment of dividends	84,304	74,368
Net asset value of shares redeemed	(17,484,081)[1]	(15,028,283)[2]
Net decrease in net assets from capital share transactions	(13,589,661)	(9,686,344)
Net increase in net assets	4,360,690	738,604
Net Assets
Beginning of year	34,471,333	33,732,729
End of year	$38,832,023	$34,471,333
Undistributed net investment income	$96,861	$89,470

1  Net of $577 of redemption fees retained by the Fund.

2  Net of $1,818 of redemption fees retained by the Fund.

See Accompanying Notes to Financial Statements.

Credit Suisse Emerging Markets Fund
Financial Highlights
(For a Common Class Share of the Fund Outstanding Throughout Each Year)

	For the Year Ended October 31,
	2007	2006	2005	2004	2003
Per share data
Net asset value, beginning of year	$17.65	$13.20	$10.39	$8.86	$6.43
INVESTMENT OPERATIONS
Net investment income[1]	0.11	0.08	0.08	0.07	0.03
Net gain on investments and foreign currency related items (both realized and unrealized)	10.83[4]	4.40	2.79	1.46	2.40
Total from investment operations	10.94	4.48	2.87	1.53	2.43
LESS DIVIDENDS
Dividends from net investment income	(0.05)	(0.03)	(0.06)	—	—
REDEMPTION FEES	0.00[2]	0.00[2]	0.00[2]	0.00[2]	0.00[2]
Net asset value, end of year	$28.54	$17.65	$13.20	$10.39	$8.86
Total return[3]	62.08%	33.99%	27.70%	17.27%	37.64%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$35,533	$32,000	$32,177	$32,072	$36,139
Ratio of expenses to average net assets	1.82%	1.92%	1.95%	1.95%	1.85%
Ratio of net investment income to average net assets	0.50%	0.48%	0.69%	0.72%	0.44%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.51%	0.61%	0.57%	0.72%	0.97%
Portfolio turnover rate	119%	70%	90%	114%	156%

1  Per share information is calculated using the average shares outstanding method.

2  This amount represents less than $0.01 per share.

3  Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the years shown, total returns would have been lower.

4  Credit Suisse reimbursed the Fund for a loss on a trading error which otherwise would have reduced the amount by $0.42 (Note 3).

See Accompanying Notes to Financial Statements.

Credit Suisse Emerging Markets Fund
Financial Highlights
(For an Advisor Class Share of the Fund Outstanding Throughout Each Year)

	For the Year Ended October 31,
	2007	2006	2005	2004	2003
Per share data
Net asset value, beginning of year	$17.08	$12.76	$10.06	$8.56	$6.25
INVESTMENT OPERATIONS
Net investment income[1]	0.14	0.11	0.11	0.09	0.01
Net gain on investments and foreign currency related items (both realized and unrealized)	10.62[3]	4.27	2.69	1.41	2.30
Total from investment operations	10.76	4.38	2.80	1.50	2.31
LESS DIVIDENDS
Dividends from net investment income	(0.09)	(0.06)	(0.10)	—	—
Net asset value, end of year	$27.75	$17.08	$12.76	$10.06	$8.56
Total return[2]	63.22%	34.44%	27.96%	17.52%	36.80%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$778	$845	$1,090	$1,181	$1,183
Ratio of expenses to average net assets	1.63%	1.67%	1.70%	1.70%	2.10%
Ratio of net investment income to average net assets	0.69%	0.73%	0.94%	0.97%	0.16%
Decrease reflected in above operating expense ratio due to waivers/reimbursements	0.51%	0.61%	0.57%	0.72%	0.97%
Portfolio turnover rate	119%	70%	90%	114%	156%

1  Per share information is calculated using the average shares outstanding method.

2  Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the years shown, total returns would have been lower.

3  Credit Suisse reimbursed the Fund for a loss on a trading error which otherwise would have reduced the amount by $0.42 (Note 3).

See Accompanying Notes to Financial Statements.

Credit Suisse Emerging Markets Fund
Financial Highlights
(For a Class A Share of the Fund Outstanding Throughout Each Year)

	For the Year Ended October 31,
	2007	2006	2005	2004	2003
Per share data
Net asset value, beginning of year	$17.54	$13.11	$10.33	$8.78	$6.45
INVESTMENT OPERATIONS
Net investment income (loss)[1]	0.10	0.07	0.09	0.03	(0.03)
Net gain on investments and foreign currency related items (both realized and unrealized)	10.77[3]	4.39	2.75	1.52	2.36
Total from investment operations	10.87	4.46	2.84	1.55	2.33
LESS DIVIDENDS
Dividends from net investment income	(0.05)	(0.03)	(0.06)	—	—
Net asset value, end of year	$28.36	$17.54	$13.11	$10.33	$8.78
Total return[2]	62.07%	34.07%	27.57%	17.65%	36.34%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$2,521	$1,627	$466	$216	$60
Ratio of expenses to average net assets	1.83%	1.92%	1.95%	1.95%	1.85%
Ratio of net investment income (loss) to average net assets	0.50%	0.48%	0.77%	0.32%	(0.41)%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.51%	0.61%	0.57%	0.72%	0.97%
Portfolio turnover rate	119%	70%	90%	114%	156%

1  Per share information is calculated using the average shares outstanding method.

2  Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the years shown, total returns would have been lower.

3  Credit Suisse reimbursed the Fund for a loss on a trading error which otherwise would have reduced the amount by $0.42 (Note 3).

See Accompanying Notes to Financial Statements.

Credit Suisse Emerging Markets Fund
Notes to Financial Statements
October 31, 2007

Note 1. Organization

Credit Suisse Emerging Markets Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company that seeks growth of capital. The Fund was incorporated under the laws of the State of Maryland on December 23, 1993.

The Fund is authorized to offer three classes of shares: Common Class shares, Advisor Class shares, and Class A shares. Effective August 31, 2007, shares of the Fund are no longer being offered. Each class of shares in the Fund represents an equal pro rata interest in the Fund, except that they bear different expenses which reflect the difference in the range of services provided to them. Class A shares were sold subject to a front-end sales charge of up to 5.75%.

Note 2. Significant Accounting Policies

A) SECURITY VALUATION — The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. Equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that using this method would not represent fair value. Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Fund's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors. The Fund may utilize a service provided by an independent third party which has been approved by the Board of Directors to fair value certain securities. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

Credit Suisse Emerging Markets Fund
Notes to Financial Statements (continued)
October 31, 2007

Note 2. Significant Accounting Policies

B) FOREIGN CURRENCY TRANSACTIONS — The books and records of the Fund are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments in equity securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. The Fund isolates that portion of realized gains and losses on investments in debt securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of debt securities.

C) SECURITY TRANSACTIONS AND INVESTMENT INCOME — Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Certain expenses are class-specific expenses and vary by class. Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of the outstanding shares of that class. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America ("GAAP").

E) FEDERAL INCOME TAXES — No provision is made for federal taxes as it is the Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.

Credit Suisse Emerging Markets Fund
Notes to Financial Statements (continued)
October 31, 2007

Note 2. Significant Accounting Policies

F) USE OF ESTIMATES — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

G) SHORT-TERM INVESTMENTS — The Fund, together with other funds/portfolios advised by Credit Suisse Asset Management, LLC ("Credit Suisse"), an indirect, wholly-owned subsidiary of Credit Suisse Group, pools available cash into either a short-term variable rate time deposit issued by State Street Bank and Trust Company ("SSB"), the Fund's custodian, or a money market fund advised by Credit Suisse. The short-term time deposit issued by SSB is a variable rate account classified as a short-term investment.

H) FORWARD FOREIGN CURRENCY CONTRACTS — The Fund may enter into forward foreign currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency. The Fund will enter into forward foreign currency contracts primarily for hedging purposes. Forward foreign currency contracts are adjusted by the daily forward exchange rate of the underlying currency, and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or an offsetting position is entered into. At October 31, 2007, the Fund had no open forward foreign currency contracts.

I) SECURITIES LENDING — Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan (including any accrued interest thereon) and 105% of the market value of foreign securities on loan (including any accrued interest thereon). Cash collateral received by the Fund in connection with securities lending activity may be pooled together with cash collateral for other funds/portfolios advised by Credit Suisse and may be invested in a variety of investments, including certain Credit Suisse-advised funds, funds advised by SSB, the Fund's securities lending agent, or money market instruments. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

SSB has been engaged by the Fund to act as the Fund's securities lending agent. The Fund's securities lending arrangement provides that the Fund and

Credit Suisse Emerging Markets Fund
Notes to Financial Statements (continued)
October 31, 2007

Note 2. Significant Accounting Policies

SSB will share the net income earned from the securities lending activities. During the year ended October 31, 2007, total earnings from the Fund's investment in cash collateral received in connection with securities lending arrangements was $252,301, of which $229,810 was rebated to borrowers (brokers). The Fund retained $18,207 in income from the cash collateral investment and SSB, as lending agent, was paid $4,284. The Fund may also be entitled to certain minimum amounts of income from its securities lending activities. Securities lending income is accrued as earned.

J) OTHER — The Fund may invest in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risk (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks.

The Fund's investments in securities of issuers located in less developed countries considered to be "emerging markets" involve risks in addition to those generally applicable to foreign securities. Focusing on emerging (less developed) markets involves higher levels of risk, including increased currency, information, liquidity, market, political and valuation risks. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the Fund to operational and other risks as well. Some countries may have restrictions that could limit the Fund's access to attractive investment opportunities. Additionally, emerging markets often face serious economic problems (such as high external debt, inflation and unemployment) that could subject the Fund to increased volatility or substantial declines in value.

The Fund may be subject to taxes imposed by countries in which it invests with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Fund accrues such taxes when the related income is earned or gains are realized.

Note 3. Transactions with Affiliates and Related Parties

Credit Suisse serves as investment adviser for the Fund. Effective October 1, 2006, the Fund pays Credit Suisse for its advisory services a fee that consists of two components: (1) a monthly base management fee calculated by applying a fixed rate of 1.20% ("Base Fee"), plus or minus (2) a performance fee

Credit Suisse Emerging Markets Fund
Notes to Financial Statements (continued)
October 31, 2007

Note 3. Transactions with Affiliates and Related Parties

adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.20% (positive or negative) to the Fund's average daily net assets during the applicable performance measurement period. The performance measurement period will generally be 36 months. During the period from October 1, 2006 through September 30, 2007, only the Base Fee applied to the Fund. The fee adjustment went into effect on October 1, 2007. After 12 months have passed, the measurement period will be equal to the number of months that have elapsed since October 1, 2006 until 36 months has passed, after which the measurement period will become 36 months. The Base Fee is calculated and accrued daily. The Performance Adjustment is accrued and calculated daily. The investment advisory fee is paid monthly in arrears. No Performance Adjustment will be applied unless the difference between the Fund's investment performance and the investment record of the MSCI Emerging Markets Free Index, the Fund's benchmark index (the "Index"), is 1.00% or greater (plus or minus) during the applicable performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets will be averaged over different periods (average daily net assets during the relevant month for the Base Fee, versus average daily net assets during the performance measurement period for the Performance Adjustment). The investment performance of the Fund's Class A shares ("Class A Shares") for the performance measurement period is used to calculate the Fund's Performance Adjustment. After Credit Suisse determines whether the Fund's performance was above or below the Index by comparing the investment performance of the Class A Shares against the investment record of the Index, Credit Suisse will apply the same Performance Adjustment (positive or negative) across each other class of the Fund's shares.

The following table shows the structure of the Performance Adjustment. No Performance Adjustment will be applied unless the difference between the Fund's investment performance and the investment record of the Index is 1.00% or greater (plus or minus) during the applicable performance measurement period.

	Annualized Return of Class A Shares (Net of Expenses) Relative to Index	Performance Adjustment
	Over 2.00%	+0.20%
	1.00 % to 2.00%	+0.10%
Base Fee plus/minus	0.00 % to 1.00%	None
	0.00 % to -1.00%	None
	-1.00 % to -2.00%	-0.10%
	Over -2.00%	-0.20%

For the year ended October 31, 2007, investment advisory fees earned and voluntarily waived were $449,155, and $191,452, respectively. Credit Suisse

Credit Suisse Emerging Markets Fund
Notes to Financial Statements (continued)
October 31, 2007

Note 3. Transactions with Affiliates and Related Parties

will not recapture from the Fund any fees it waived during the fiscal year ended October 31, 2007. Fee waivers and reimbursements are voluntary and may be discontinued by Credit Suisse at any time.

Credit Suisse Asset Management Limited ("Credit Suisse U.K.") and Credit Suisse Asset Management Limited ("Credit Suisse Australia"), affiliates of Credit Suisse, are sub-investment advisers to the Fund (the "Sub-Advisers"). Credit Suisse U.K's. and Credit Suisse Australia's sub-investment advisory fees are paid by Credit Suisse out of Credit Suisse's net advisory fee and are not paid by the Fund.

Credit Suisse reimbursed the Fund for a $744,179 loss due to a trading error that occurred in October 2007. The reimbursement was recorded as a receivable as of October 31, 2007 and Credit Suisse subsequently made the payment in November 2007.

Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of Credit Suisse, and SSB serve as co-administrators to the Fund. For its co-administrative services, CSAMSI currently receives a fee calculated at an annual rate of 0.09% of the Fund's average daily net assets. For the year ended October 31, 2007, co-administrative services fees earned by CSAMSI were $33,977. Effective December 1, 2006, the co-administration fee was reduced from an annual rate of 0.10% to 0.09%.

For its co-administrative services, SSB receives a fee, exclusive of out-of-pocket expenses calculated in total for all the Credit Suisse funds/portfolios co-administered by SSB and allocated based upon relative average net assets of each fund/portfolio, subject to an annual minimum fee. For the year ended October 31, 2007, co-administrative services fees earned by SSB (including out-of-pocket expenses) were $21,314.

In addition to serving as the Fund's co-administrator, CSAMSI currently serves as distributor of the Fund's shares. Pursuant to distribution plans adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act, CSAMSI receives fees for its distribution services. These fees are calculated at the annual rate of 0.25% of the average daily net assets of the Common Class and Class A shares. As of August 20, 2007, the Fund stopped charging distribution and service (12b-1) fees on all classes of shares.

Certain brokers, dealers and financial representatives provide transfer agent related services to the Fund, and receive compensation for these services from Credit Suisse. Credit Suisse is then reimbursed by the Fund. For the year ended

Credit Suisse Emerging Markets Fund
Notes to Financial Statements (continued)
October 31, 2007

Note 3. Transactions with Affiliates and Related Parties

October 31, 2007, the Fund reimbursed Credit Suisse $33,806, which is included in the Fund's transfer agent expense.

For the year ended October 31, 2007, CSAMSI and its affiliates advised the Fund that they retained $34,362, from commissions earned on the sale of the Fund's Class A shares.

Merrill Corporation ("Merrill"), an affiliate of Credit Suisse, has been engaged by the Fund to provide certain financial printing and fulfillment services. For the year ended October 31, 2007, Merrill was paid $35,436 for its services to the Fund.

Note 4. Line of Credit

The Fund, together with other funds/portfolios advised by Credit Suisse (collectively, the "Participating Funds"), participates in a $50 million committed, unsecured line of credit facility ("Credit Facility") for temporary or emergency purposes with Deutsche Bank, A.G. as administrative agent and syndication agent and SSB as operations agent. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at the Federal Funds rate plus 0.50%. At October 31, 2007, the Fund had no loans outstanding under the Credit Facility. During the year ended October 31, 2007, the Fund had borrowings under the Credit Facility as follows:

Average Daily Loan Balance	Weighted Average Interest Rate%	Maximum Daily Loan Outstanding
$729,899	5.423%	$2,446,000

Note 5. Purchases and Sales of Securities

For the year ended October 31, 2007, purchases and sales of investment securities (excluding short-term investments) were $44,021,907, and $56,903,750, respectively.

Note 6. Capital Share Transactions

The Fund is authorized to issue three billion full and fractional shares of capital stock, $0.001 par value per share, of which one billion are classified as Common Class shares, one billion are classified as Advisor Class shares and

Credit Suisse Emerging Markets Fund
Notes to Financial Statements (continued)
October 31, 2007

Note 6. Capital Share Transactions

one billion are classified as Class A shares. Transactions in capital shares of each class of the Fund were as follows:

	Common Class
	For the Year Ended October 31, 2007		For the Year Ended October 31, 2006
	Shares	Value	Shares	Value
Shares sold	98,433	$1,975,231	222,277	$3,616,446
Shares issued in reinvestment of dividends	3,917	78,033	4,674	69,883
Shares redeemed	(670,116)	(14,931,507)	(852,661)	(13,732,720)
Net decrease	(567,766)	$(12,878,243)	(625,710)	$(10,046,391)
	Advisor Class
	For the Year Ended October 31, 2007		For the Year Ended October 31, 2006
	Shares	Value	Shares	Value
Shares issued in reinvestment of dividends	191	$3,676	279	$4,029
Shares redeemed	(21,637)	(528,297)	(36,214)	(563,569)
Net decrease	(21,446)	$(524,621)	(35,935)	$(559,540)
	Class A
	For the Year Ended October 31, 2007		For the Year Ended October 31, 2006
	Shares	Value	Shares	Value
Shares sold	92,994	$1,834,885	102,248	$1,651,125
Shares issued in reinvestment of dividends	131	2,595	31	456
Shares redeemed	(96,981)	(2,024,277)	(45,065)	(731,994)
Net increase (decrease)	(3,856)	$(186,797)	57,214	$919,587

Effective March 1, 2007, the Fund imposes a 2% redemption fee on all classes of shares currently being offered that are purchased on or after March 1, 2007 and redeemed or exchanged within 30 days from the date of purchase. Reinvested dividends and distributions are not subject to the fee. The fee is charged based on the value of shares at redemption, is paid directly to the Fund and becomes part of the Fund's daily net asset value calculation. When shares are redeemed that are subject to the fee, reinvested dividends are redeemed first, followed by the shares held longest.

Credit Suisse Emerging Markets Fund
Notes to Financial Statements (continued)
October 31, 2007

Note 6. Capital Share Transactions

On October 31, 2007, the number of shareholders that held 5% or more of the outstanding shares of each class of the Fund was as follows:

	Number of Shareholders	Approximate Percentage of Outstanding Shares
Common Class	3	47%
Advisor Class	3	38%
Class A	2	33%

Some of the shareholders are omnibus accounts, which hold shares on behalf of individual shareholders.

Note 7. Federal Income Taxes

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The tax characteristics of dividends paid during the years ended October 31, 2007 and 2006, respectively, by the Fund were as follows:

Ordinary Income
2007	2006
$89,493	$77,664

The tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences. These differences are primarily due to differing treatments of foreign currency transactions, losses deferred due to wash sales and unused capital loss carryforwards. At October 31, 2007, the components of distributable earnings on a tax basis by the Fund were as follows:

Undistributed net investment income	$96,861
Accumulated realized loss	(23,765,483)
Unrealized appreciation	7,958,803
$(15,709,819)

At October 31, 2007, the Fund had capital loss carryforwards available to offset possible future capital gains as follows:

	Expires October 31,
2008	2009	2010
$1,388,494	$18,753,909	$3,623,080

The Fund will not be able to realize the benefits before they expire.

Credit Suisse Emerging Markets Fund
Notes to Financial Statements (continued)
October 31, 2007

Note 7. Federal Income Taxes

During the tax year ended October 31, 2007, the Fund has utilized $21,902,028 of the capital loss carryforward.

At October 31, 2007, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were $30,912,009, $8,340,677, $(320,625) and $8,020,052, respectively.

At October 31, 2007, the Fund reclassified $91,779 from accumulated undistributed net investment income to accumulated net realized loss from investments, to adjust for current period permanent book/tax differences that arose principally from differing book/tax treatments of foreign currency contracts. Net assets were not affected by these reclassifications.

Note 8. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 9. Liquidation

On December 14, 2007, the Fund's shareholders approved a Plan of Liquidation, Dissolution and Termination under which all of the Fund's assets have been liquidated as of December 27, 2007.

Credit Suisse Emerging Markets Fund
Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
Credit Suisse Emerging Markets Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Credit Suisse Emerging Markets Fund, Inc. (the "Fund") at October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As discussed in Note 9 to the financial statements, on December 14, 2007, Credit Suisse Emerging Markets Fund, Inc.'s shareholders approved a Plan of Liquidation, Dissolution and Termination under which all of the Fund's assets have been liquidated as of December 27, 2007.

PricewaterhouseCoopers LLP

Baltimore, Maryland
December 27, 2007

Credit Suisse Emerging Markets Fund
Information Concerning Directors and Officers (unaudited)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Independent Directors

Enrique Arzac c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1941)	Director, Nominating Committee Member and Audit Committee Chairman	Since 2005	Professor of Finance and Economics, Graduate School of Business, Columbia University since 1971.	36	Director of Epoch Holding Corporation (an investment management and investment advisory services company); Director of The Adams Express Company (a closed-end investment company); Director of Petroleum and Resources Corporation (a closed-end investment company).

Richard H. Francis c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1932)	Director, Nominating and Audit Committee Member	Since 1999	Currently retired	29	None

Jeffrey E. Garten[2] Box 208200 New Haven, Connecticut 06520-8200 (1946)	Director, Nominating and Audit Committee Member	Since 1998[2]	The Juan Trippe Professor in the Practice of International Trade, Finance and Business from July 2005 to present; Partner and Chairman of Garten Rothkopf (consulting firm) from October 2005 to present; Dean of Yale School of Management from November 1995 to June 2005.	29	Director of Aetna, Inc. (insurance company); Director of CarMax Group (used car dealers); Director of Alcan, Inc. (smelting and refining of nonferrous metals company).

1   Each Director and Officer serves until his or her respective successor has been duly elected and qualified.

2   Mr. Garten was initially appointed as a Director of the Fund on February 6, 1998. He resigned as Director on February 3, 2000 and was subsequently reappointed on December 21, 2000.

Credit Suisse Emerging Markets Fund
Information Concerning Directors and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Independent Directors

Peter F. Krogh SFS/ICC 702 Georgetown University Washington, DC 20057 (1937)	Director, Nominating and Audit Committee Member	Since 2001	Dean Emeritus and Distinguished Professor of International Affairs at the Edmund A. Walsh School of Foreign Service, Georgetown University from June 1995 to present.	29	Director of Carlisle Companies Incorporated (diversified manufacturing company).

Steven N. Rappaport Lehigh Court, LLC 555 Madison Avenue 29th Floor New York, New York 10022 (1948)	Chairman of the Board of Directors, Nominating Committee Chairman and Audit Committee Member	Director since 1999 and Chairman since 2005	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) from July 2002 to present.	36	Director of iCAD, Inc. (surgical and medical instruments and apparatus company); Director of Presstek, Inc. (digital imaging technologies company); Director of Wood Resources, LLC. (plywood manufacturing company).

Interested Director

Michael E. Kenneally[3] c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1954)	Director	Since 2004	Chairman and Global Chief Executive Officer of Credit Suisse from March 2003 to July 2005; Chairman and Chief Investment Officer of Banc of America Capital Management from 1998 to March 2003.	29	None

3   Mr. Kenneally is a Director who is an "interested person" of the Fund as defined in the Investment Company Act of 1940, as amended, because he was an officer of Credit Suisse within the last two fiscal years.

Credit Suisse Emerging Markets Fund
Information Concerning Directors and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers

Lawrence D. Haber c/o Credit Suisse Asset Management, LLC. Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1951)	Chief Executive Officer and President	Since 2007	Managing Director and Chief Operating Officer of Credit Suisse; Member of Credit Suisse's Management Committee; Chief Financial Officer of Merrill Lynch Investment Managers from 1997 to 2003.

Michael A. Pignataro Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1959)	Chief Financial Officer	Since 1999	Director and Director of Fund Administration of Credit Suisse; Associated with Credit Suisse or its predecessor since 1984; Officer of other Credit Suisse Funds.

Emidio Morizio Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1966)	Chief Compliance Officer	Since 2004	Director and Global Head of Compliance of Credit Suisse; Associated with Credit Suisse since July 2000; Officer of other Credit Suisse Funds.

J. Kevin Gao Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1967)	Chief Legal Officer since 2006, Vice President and Secretary since 2004	Since 2004	Director and Legal Counsel of Credit Suisse; Associated with Credit Suisse since July 2003; Associated with the law firm of Willkie Farr & Gallagher LLP from 1998 to 2003; Officer of other Credit Suisse Funds.

Robert Rizza Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1965)	Treasurer	Since 2006	Vice President of Credit Suisse; Associated with Credit Suisse since 1998; Officer of other Credit Suisse Funds.

The Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request, by calling 800-927-2874.

Credit Suisse Emerging Markets Fund
October 31, 2007 (unaudited)

Important Tax Information for Shareholders

For the fiscal year ended October 31, 2007, the Fund designated approximately $89,493, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for reduced tax rates. These lower rates range from 5% to 15% depending on an individual's tax bracket. If the Fund pays a distribution during calendar year 2007, complete information will be reported in conjunction with Form 1099-DIV.

Credit Suisse Emerging Markets Fund
Proxy Voting and Portfolio Holdings Information (unaudited)

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 month period ended June 30 of each year, as well as the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

•  By calling 1-800-927-2874

•  On the Fund's website, www.credit-suisse.com/us

•  On the website of the Securities and Exchange Commission, www.sec.gov.

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551-8090.

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P.O. BOX 55030, BOSTON, MA 02205-5030

800-927-2874 ■ www.credit-suisse.com/us

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.  EMK-AR-1007

Item 2. Code of Ethics.

The registrant has adopted a code of ethics applicable to its Chief Executive Officer, President, Chief Financial Officer and Chief Accounting Officer, or persons performing similar functions. A copy of the code is filed as Exhibit 12(a)(1) to this Form. There were no amendments to the code during the fiscal year ended October 31, 2007.  There were no waivers or implicit waivers from the code granted by the registrant during the fiscal year ended October 31, 2007.

Item 3. Audit Committee Financial Expert.

The registrant’s governing board has determined that it has three audit committee financial experts serving on its audit committee: Enrique R. Arzac, Richard H. Francis and Steven N. Rappaport.  Each audit committee financial expert is “independent” for purposes of this item.

Item 4. Principal Accountant Fees and Services.

(a) through (d). The information in the table below is provided for services rendered to the registrant by its independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), for its fiscal years ended October 31, 2006 and October 31, 2007.

	2006	2007

Audit Fees	$15,592	$16,039

Audit-Related Fees[1]	$3,245	$3,340

Tax Fees[2]	$2,515	$2,590

All Other Fees	--	--

Total	$21,352	$21,969

1 Services include agreed-upon procedures in connection with the registrant’s semi-annual financial statements ($3,245 for 2006 and $3,340 for 2007).

2 Tax services in connection with the registrant’s excise tax calculations and review of the registrant’s applicable tax returns.

The information in the table below is provided with respect to non-audit services that directly relate to the registrant’s operations and financial reporting and that were rendered by PwC to the registrant’s investment adviser, Credit Suisse Asset Management, LLC (“Credit Suisse”), and any service provider to the registrant controlling, controlled by or under common control with Credit Suisse that provided ongoing services to the registrant (“Covered Services Provider”), for the registrant’s fiscal years ended October 31, 2006 and October 31, 2007.

	2006	2007

Audit-Related Fees	N/A	N/A

2

Tax Fees	N/A	N/A

All Other Fees	N/A	N/A

Total	N/A	N/A

(e)(1) Pre-Approval Policies and Procedures.  The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to Credit Suisse and any Covered Services Provider if the engagement relates directly to the operations and financial reporting of the registrant.  The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s).  The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than Credit Suisse or the registrant’s officers).  Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, Credit Suisse and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e)(2) The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to the registrant for which the pre-approval requirement was waived pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X:

	2006	2007

Audit-Related Fees	N/A	N/A

Tax Fees	N/A	N/A

All Other Fees	N/A	N/A

Total	N/A	N/A

3

The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to Credit Suisse and any Covered Services Provider required to be approved pursuant to Rule 2-01(c)(7)(ii) of Regulation
S-X, for the registrant’s fiscal years ended October 31, 2006 and October 31, 2007:

	2006	2007

Audit-Related Fees	N/A	N/A

Tax Fees	N/A	N/A

All Other Fees	N/A	N/A

Total	N/A	N/A

(f) Not Applicable.

(g) The aggregate fees billed by PwC for non-audit services rendered to the registrant, Credit Suisse and Covered Service Providers for the fiscal years ended October 31, 2006 and October 31, 2007 were $5,760 and $5,930, respectively.

(h) Not Applicable.

Item 5. Audit Committee of Listed Registrants.

Form N-CSR disclosure requirement is not applicable to the registrant.

Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Form N-CSR disclosure requirement is not applicable to the registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

4

Form N-CSR disclosure requirement is not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Form N-CSR disclosure requirement is not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)     Registrant’s Code of Ethics is an exhibit to this report.

(a)(2)     The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)     Not applicable.

(b)         The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

5

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CREDIT SUISSE EMERGING MARKETS FUND, INC.

/s/ Lawrence D. Haber
Name:	Lawrence D. Haber
Title:	Chief Executive Officer
Date:	January 8, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Lawrence D. Haber
Name:	Lawrence D. Haber
Title:	Chief Executive Officer
Date:	January 8, 2008

/s/ Michael A. Pignataro
Name:	Michael A. Pignataro
Title:	Chief Financial Officer
Date:	January 8, 2008

6